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                                                                     EXHIBIT 3.1

                            Articles of Organization

Printer-Friendly Form ViewSec. 183.0202
      Wis. Stats.
      State of Wisconsin
      Department of Financial Institutions
      ARTICLES OF ORGANIZATION - LIMITED LIABILITY COMPANY
      Executed by the undersigned for the purpose of forming a Wisconsin limited liability company under Ch. 183 of the Wisconsin statutes:

      Article 1. Name of the limited liability company:
      United Wisconsin Grain Producers LLC

      Article 2. The limited liability company is organized under Ch. 183 of the Wisconsin Statutes.

      Article 3. Name of the initial registered agent.
      Kevin M Roche

      Article 4. Street address of the initial registered office.
      N3432 Cty BB
      Columbus
      Columbus, WI 53925

      Article 5. Management of the limited liability company shall be vested in:
      A manager or managers

      Article 6. Name and complete address of each organizer:
            Kevin M Roche
            N3432 Cty BB
            Columbus
            Columbus, WI 53925

            Charlie  Hammer
            W7503 Country Drive
            BeaverDam, WI 53916

            Bob  Miller
            35460 Hwy K
            Oconomoc, WI 53955

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      Other Information This document was drafted by:
      Kevin Roche

      Signature
      Kevin Roche

      Contact Information:
      Kevin M Roche
      N3432 Cty BB
      Columbus, WI 53925
      Rochecattle@hotmail.com
      920-210-490

      Date & Time of Receipt
      11/2/01 8:38:01 AM

      Credit Card Transaction Number
      200111225417

            ARTICLES OF ORGANIZATION - Limited Liability Company (Ch. 183)


                       FILING FEE $ 130.00

            ENDORSEMENT
            State of Wisconsin
            Department of Financial Institutions

                       EFFECTIVE DATE Name Check Initials
                       11/2/01AEP

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                       FILED
                       11/5/01Examiner's Initials
                       AEP
                       Entity ID Number
                       U016060

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